EXHIBIT 32
                                                                      ----------


          Certification by Jeffrey Siegel, Chief Executive Officer, and
         Robert McNally, Chief Financial Officer, Pursuant to 18 U.S.C.
             Section 1350, as Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002.



        I, Jeffrey Siegel, Chief Executive Officer, and I, Robert McNally, Chief Financial Officer, of Lifetime Brands, Inc., a Delaware corporation (the "Company"), each hereby certifies that:


          (1) The Company's periodic report on Form 10-Q for the period ended September 30, 2005 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/ Jeffrey Siegel                                 /s/ Robert McNally
-----------------------------                      -----------------------------
Jeffrey Siegel                                     Robert McNally
Chief Executive Officer                            Chief Financial Officer

Date:     November 7, 2005                         Date:     November 7, 2005


A signed original of this written statement required by Section 1350 has been provided to Lifetime Brands, Inc. and will be retained by Lifetime Brands, Inc. and furnished to the Securities and Exchange Commission or its staff, upon request.